SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 3, 2008

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 3, 2008, SIGA Technologies, Inc., a Delaware corporation (“SIGA”), issued a press release announcing that it has been awarded a contract of $55 million from the National Institute of Allergy and Infectious Diseases, a component of the National Institutes of Health, and The Office of the Biomedical Advance Research and Development Authority, within the Department of Health and Human Services, to support development of additional formulations and smallpox-related indications for ST-246, SIGA’s lead drug candidate.  ST-246 is a potent, non-toxic inhibitor of orthopoxviruses that is in advanced development efforts to obtain regulatory approval.

A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                SIGA TECHNOLOGIES, INC.

                By:  /s/ Thomas N. Konatich
                Name: Thomas N. Konatich
                Title:   Chief Financial Officer

Date: September 4, 2008